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Statement of Additional Information Supplement
- Oct. 15, 1999*


Strategist Growth and Income Fund, Inc.
         Strategist Balanced Fund  (Nov. 27, 1998) S-6122-20 E (11/98)



The non-fundamental investment policy in the Additional Investment Policies section that states "Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to when-issued securities or forward commitments" is deleted in its entirety for Balanced Portfolio.



































S-6122- 23 A (10/99)
*Valid until next Statement of Additional Information update

Destroy Nov. 29, 1999